Exhibit 99.2

Select Bancorp, Inc.

This Report contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in the interest rate environment, management’s business strategy, national, regional and local market conditions and legislative and regulatory conditions.

Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Select Bancorp, Inc.

Consolidated Balance Sheets

June 30, 2014 (Unaudited) and December 31, 2013

	June 30,	December 31,
	2014	2013*
Assets

Cash and due from banks	$7,918,667	$12,386,537
Certificates of deposit with banks	498,000	747,000
Investment securities available for sale, at fair value	39,348,703	43,019,297

Loans	223,460,396	214,402,359
Allowance for loan losses	(3,425,007)	(3,620,696)
Net loans	220,035,389	210,781,663

Accrued interest receivable	926,452	965,090
Stock in Federal Home Loan Bank of Atlanta	1,386,600	1,164,500
Premises and equipment, net	6,405,099	6,527,763
Goodwill	1,488,266	1,488,266
Other assets	4,242,737	3,323,744
Total assets	$282,249,913	$280,403,860

Liabilities and Shareholders' Equity

Liabilities
Deposits:
Noninterest-bearing demand	$39,711,496	$33,505,638
Savings, money market and NOW	79,290,600	92,229,862
Time	99,147,161	99,953,447
Total deposits	218,149,257	225,688,947

Accrued interest payable	101,963	102,655
Short term borrowings	2,677,177	2,543,681
Long term borrowings	25,111,111	18,644,444
Accrued expenses and other liabilities	980,821	346,589
Total liabilities	247,020,329	247,326,316

Shareholders’ equity
Preferred stock, 992,355 shares authorized; none issued	-	-
Non-cumulative perpetual preferred stock (Series A), 7,645 shares authorized, issued and outstanding	7,645,000	7,645,000
Common stock, $1 par value; 10,000,000 shares authorized; and 2,418,347 shares issued and outstanding at June 30, 2014 2,393,261 shares issued and outstanding at December 31, 2013	2,418,347	2,393,261
Additional paid-in capital	13,564,987	13,390,905
Retained earnings	10,907,652	9,356,629
Accumulated other comprehensive income	693,598	291,749
Total shareholders’ equity	35,229,584	33,077,544
Total liabilities and shareholders’ equity	$282,249,913	$280,403,860

See Notes to Consolidated Financial Statements.

*derived from audited financial statements

F-2

Select Bancorp, Inc.

Consolidated Statements of Income

For the three and six months ended June 30, 2014 and 2013 (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Interest income
Loans and fees on loans	$2,655,338	$2,529,803	$5,218,603	$5,020,477
Investments	277,428	228,846	561,181	470,252
Federal funds sold and deposits in other banks	5,659	18,911	15,720	35,631
Total interest income	2,938,425	2,777,560	5,795,504	5,526,360

Interest expense
Money market, NOW and savings deposits	39,831	70,508	80,829	147,857
Time deposits	332,909	357,669	661,481	704,150
Borrowings	155,238	147,638	306,469	293,115
Total interest expense	527,978	575,815	1,048,779	1,145,122

Net interest income	2,410,447	2,201,745	4,746,725	4,381,238

Provision for loan losses	-	225,000	-	450,000

Net interest income after provision for loan losses	2,410,447	1,976,745	4,746,725	3,931,238

Noninterest income
Deposit and other service charge income	143,431	140,134	225,746	238,132
Mortgage operations	-	55,947	9,004	98,914
Other noninterest income	142,678	64,147	238,376	215,284
Net realized gains on sale of investment securities	6,703	58,361	42,896	58,361
Total noninterest income	292,812	318,589	516,022	610,691

Noninterest expense
Salaries and employee benefits	706,962	804,813	1,457,406	1,589,147
Occupancy and equipment	162,412	167,156	339,162	340,213
Data processing and outside service fees	204,041	228,218	372,111	387,696
Other	342,839	290,879	647,546	604,474
Total noninterest expense	1,416,254	1,491,066	2,816,225	2,921,530

Income before income taxes	1,287,005	804,268	2,446,522	1,620,399

Income taxes	436,000	286,000	856,000	553,000

Net income	851,005	518,268	1,590,522	1,067,399

Effective dividend on preferred stock	20,386	19,113	39,499	38,225

Net income available to common shareholders	$830,619	$499,155	$1,551,023	$1,029,174

Basic net income per weighted average common share	$0.35	$0.21	$0.65	$0.43
Basic weighted average common shares outstanding	2,403,452	2,377,064	2,398,385	2,370,633
Diluted net income per weighted average common share	$0.34	$0.20	$0.63	$0.41
Diluted weighted average common shares outstanding	2,474,142	2,495,917	2,474,524	2,486,274

See Notes to Consolidated Financial Statements.

F-3

Select Bancorp, Inc.

Consolidated Statements of Comprehensive Income

For the three and six months ended June 30, 2014 and 2013 (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net income	$851,005	$518,268	$1,590,522	$1,067,399

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities arising during the period	278,403	(756,732)	696,310	(988,988)
Tax related to unrealized (gains) losses	(107,185)	291,342	(268,079)	380,760
	171,218	(465,390)	428,231	(608,228)

Reclassification to realized gains	(6,703)	(58,361)	(42,896)	(58,361)
Tax related to realized gains	2,581	22,469	16,515	22,469
	(4,122)	(35,892)	(26,381)	(35,892)

Total	167,096	(501,282)	401,850	(644,120)

Total comprehensive income	$1,018,101	$16,986	$1,992,372	$423,279

See Notes to Consolidated Financial Statements.

F-4

Select Bancorp, Inc.

Consolidated Statements of Cash Flows

For the six months ended June 30, 2014 and 2013 (Unaudited)

	Six Months Ended
	June 30,
	2014	2013
Cash flows from operating activities
Net income	$1,590,522	$1,067,399
Adjustments to reconcile net income to net cash provided by operating activities:
Increase in deferred income taxes	40,558	(99,068)
Net gain on sale of securities	(42,896)	(58,361)
Depreciation and amortization	163,209	178,264
Provision for loan losses	-	450,000
Amortization of premiums and discount on securities	100,588	120,490
Stock based compensation	12,657	38,704
Income from bank owned life insurance	(27,111)	(29,362)
Change in assets and liabilities:
Decrease in accrued interest receivable	38,638	58,383
Increase in other assets	(955,517)	(439,434)
Increase (decrease) in accrued interest payable	(692)	80,564
Increase in accrued expenses and other liabilities	382,668	419,641
Net cash provided by operating activities	1,302,624	1,787,220

Cash flows from investing activities
Proceeds from maturities and redemptions of certificates of deposit with banks	249,000	(240,000)
Net increase in loans	(9,253,726)	(9,931,875)
Purchases of bank premises and equipment	(17,468)	(297,939)
Purchases of available for sale securities	(323,020)	(3,146,886)
Proceeds from sales of available for sale securities	4,135,345	1,642,821
Proceeds from maturities, calls, and principal paid on available for sale securities	453,991	1,857,262
Sales of Federal Home Loan Bank stock	(222,100)	13,000
Proceeds from sales of foreclosed real estate	-	75,000
Net cash used by investing activities	(4,977,978)	(10,028,617)

Cash flows from financing activities
Net increase in deposits	(7,539,691)	7,747,160
Increase (decrease) in securities sold under agreements to repurchase	133,496	(713,674)
Proceeds from borrowings	7,000,000	-
Repayments of borrowings	(533,333)	-
Dividends paid on preferred stock	(39,499)	(38,225)
Proceeds from exercise of stock options	186,511	257,166
Net cash provided (used) by financing activities	(792,516)	7,252,427

Net decrease in cash and cash equivalents	(4,467,870)	(988,970)

Cash and cash equivalents, beginning	12,386,537	11,700,465
Cash and cash equivalents, ending	$7,918,667	$10,711,495

Supplemental disclosure of cash flow information
Interest paid	$844,161	$868,820
Income taxes	$411,000	$554,000

Supplemental disclosure of noncash financing and investing activities
Unrealized gain (loss) on securities available for sale, net	$401,849	$(644,119)
Tax benefit of non-qualified options exercised	$-	$40,558

See Notes to Consolidated Financial Statements.

F-5

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 1. Basis of Presentation

Select Bank & Trust Company (the “Bank”) was incorporated and began banking operations on August 3, 2004. Effective June 19, 2008, the Bank became a wholly owned subsidiary of Select Bancorp, Inc. (“Select” or the “Company”), a financial holding company whose principal business activity consists of the ownership of the Bank. The Bank is engaged in general commercial and retail banking in the following North Carolina locations: Greenville/Pitt County, Elizabeth City/Pasquotank County, Washington/Beaufort County, Gibsonville/Guilford County, and Burlington/Alamance County. The Bank operates under the banking laws of North Carolina and the rules and regulations of the Federal Deposit Insurance Corporation and the North Carolina Commissioner of Banks. The Bank undergoes periodic examinations by those regulatory authorities.

The Bank has one wholly-owned subsidiary, Select Real Estate Holdings, LLC (“Holdings”), whose principal activity is to own and serve as lessor on certain buildings, improvements and land of the Bank. Holdings began operations on January 5, 2009.

The consolidated financial statements include the accounts and transactions of the Company, and its wholly owned subsidiary, Select Bank & Trust Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

Recent Accounting Pronouncements

The following is a summary of recent authoritative pronouncements that could impact the accounting, reporting, and/or disclosure of financial information by the Company.

Accounting Standards Update (“ASU”) 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This guidance is the culmination of the Financial Accounting Standards Board’s (“FASB”) deliberation on reporting reclassification adjustments from accumulated other comprehensive income (“AOCI”). The amendments in ASU 2013-02 do not change the current requirements for reporting net income or other comprehensive income. However, the amendments require disclosure of the amounts reclassified out of the AOCI in its entirety, by component, on the face of the statement of operations or in the notes thereto. Amounts that are not required to be reclassified in their entirety to net income must be cross-referenced to other disclosures that provide additional detail. The standard is effective prospectively for annual and interim reporting periods beginning after December 15, 2012. The Company has adopted the standard and the adoption of ASU 2013-02 did not have any impact on the Company’s financial condition, results of operations, or cash flows, but did result in additional disclosures in Note H.

ASU 2014-04, Troubled Debt Restructurings by Creditors (Subtopic 310-40): "Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure." This pronouncement clarifies the criteria for concluding that an in substance repossession or foreclosure has occurred, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The amendments also outline interim and annual disclosure requirements. The amendments will be effective for the Company for interim and annual reporting periods beginning after December 15, 2014. Companies are allowed to use either a modified retrospective transition method or a prospective transition method when adopting this update. Early adoption is permitted. The Company does not expect these amendments to have a material effect on its financial statements.

Other accounting standards that have been issued or proposed by FASB or other standards-setting bodies are not expected to have a material impact on the Company’s consolidated financial position, results of operations and cash flows.

From time to time the FASB issues exposure drafts for proposed statements of financial accounting standards. Such exposure drafts are subject to comment from the public, to revisions by the FASB and to final issuance by the FASB as statements of financial accounting standards. Management considers the effect of the proposed statements on the consolidated financial statements of the Company and monitors the status of changes to and proposed effective dates of exposure drafts.

F-6

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 2. Investment Securities

The amortized cost and fair value of securities available for sale, with gross unrealized gains and losses, at June 30, 2014 and December 31, 2013 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
June 30, 2014
Mortgage-backed securities	$12,249,976	$236,403	$(9,641)	$12,476,738
Municipals	14,524,048	536,124	(24,321)	15,035,851
Corporate securities	5,198,869	273,427	-	5,472,296
Structured agency securities	6,248,008	122,856	(7,046)	6,363,818
	$38,220,901	$1,168,810	$(41,008)	$39,348,703

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
December 31, 2013
Mortgage-backed securities	$12,417,401	$71,581	$(83,528)	$12,405,454
Municipals	15,393,998	292,692	(204,979)	15,481,711
Corporate securities	7,246,087	289,169	-	7,535,256
Structured agency securities	7,487,422	125,824	(16,370)	7,596,876
	$42,544,908	$779,266	$(304,877)	$43,019,297

The amortized cost and estimated market value of debt securities at June 30, 2014 and December 31, 2013 by contractual maturity are as shown below.

	Amortized	Market
	Cost	Value
Available for sale at June 30, 2014:
Due within one year	$912,281	$930,474
Due after one year but within five years	6,788,702	7,161,427
Due after five years but within ten years	12,447,078	12,728,009
Due in excess of ten years	18,072,840	18,528,793
Total	$38,220,901	$39,348,703

	Amortized	Market
	Cost	Value
Available for sale at December 31, 2013:
Due within one year	$1,513,697	$1,529,755
Due after one year but within five years	8,750,595	9,162,199
Due after five years but within ten years	12,885,693	12,978,464
Due in excess of ten years	19,394,923	19,348,879
Total	$42,544,908	$43,019,297

Securities with a carrying value of $19.3 million and $18.1 million held at the Federal Home Loan Bank were pledged to secure outstanding repurchase agreements and public deposits at June 30, 2014 and December 31, 2013, respectively.

For the six months ended June 30, 2014 and for the year ended December 31, 2013, proceeds from sales of investment securities amounted to $4,135,345 and $1,642,821, respectively. There were no gross losses realized on sales of securities during 2013 and for the six months ended June 30, 2014. Gross gains realized on sale of securities were $6,703 and $58,361 for the three months ended June 30, 2014 and 2013 and $42,896 and $58,361 for the six months ended June 30, 2014 and 2013, respectively. There were no unrealized gains or losses included in earnings during for the six months ended June 30, 2014 and 2013, respectively.

F-7

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 2. Investment Securities, continued

The following table shows gross unrealized losses and fair value, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position, for the investment securities with unrealized losses at June 30, 2014 and December 31, 2013. The June 30, 2014 unrealized losses pertain to one structured agency security, five municipal securities and one mortgage backed security, all having losses greater than one year. These unrealized losses are primarily the result of volatility in the market and are related to market interest rates. Since none of the unrealized losses relate to marketability of the securities or the issuer’s ability to honor redemption obligations, none of the securities are deemed to be other than temporarily impaired.

	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
June 30, 2014
Structured agency securities	$-	$-	$823,870	$(7,046)	$823,870	$(7,046)
Municipal securities	-	-	2,023,583	(24,321)	2,023,583	(24,321)
Mortgage backed securities	-	-	1,186,872	(9,641)	1,186,872	(9,641)
Total	$-	$-	$4,034,325	$(41,008)	$4,034,325	$(41,008)

December 31, 2013
Structured agency securities	$2,089,623	$(16,370)	$-	$-	$2,089,623	$(16,370)
Municipal securities	4,790,724	(172,750)	537,803	(32,229)	5,328,527	(204,979)
Mortgage-backed securities	6,459,721	(83,528)	-	-	6,459,721	(83,528)
Total	$13,340,068	$(272,648)	$537,803	$(32,229)	$13,877,871	$(304,877)

Note 3. Disclosures about Fair Value of Financial Instruments

Financial instruments include cash and due from banks, interest-earning deposits with banks, investment securities, loans, deposit accounts and borrowings. Fair value estimates are made at a specific moment in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Bank’s entire holdings of a particular financial instrument. Because no active market readily exists for a portion of the Bank’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Due from Banks and Federal Funds Sold

The carrying amounts reported in the balance sheet for these instruments approximate their fair values due to the short-term nature of these instruments.

Certificates of Deposit with Banks

The fair value of certificates of deposit with other banks is estimated based on discounting cash flows using the rates currently offered for instruments of similar remaining maturities.

Investment Securities

Fair value for investment securities equals quoted market price if such information is available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

F-8

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Disclosures about Fair Value of Financial Instruments, continued

Accrued Interest

The carrying amount of accrued interest approximates fair value.

Loans

The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. The calculations do not adjust for liquidity factors given the asset quality of the portfolio.

Federal Home Loan Bank Stock

The carrying amount is a reasonable estimate of fair value.

Bank-owned life insurance

The carrying value of bank-owned life insurance approximates fair value because this investment is carried at cash surrender value, as determined by the insurer.

Deposits and Borrowings

The fair value of demand deposits and savings, money market and NOW accounts is the amount payable on demand at the reporting date. The fair value of time deposits and borrowings is estimated based on discounting cash flows using the rates currently offered for instruments of similar remaining maturities.

Financial Instruments with Off-Balance Sheet Risk

With regard to financial instruments with off-balance sheet risk, it is not practicable to estimate the fair value of future financing commitments.

The carrying amounts and estimated fair values of the Bank’s financial instruments, none of which are held for trading purposes, are as follows at June 30, 2014 and December 31, 2013:

	June 30, 2014
	Carrying	Estimated
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial assets:
Cash and due from banks	$7,918,667	$7,918,667	$7,918,667	$-	$-
Certificates of deposit with banks	498,000	498,000	498,000	-	-
Investments securities available for sale	39,348,703	39,348,703	-	39,348,703	-
Loans, net	220,035,389	217,608,601	-	-	217,608,601
Federal Home Loan Bank Stock	1,386,600	1,386,600	-	-	1,386,600
Bank-owned life insurance	2,233,857	2,233,857	-	-	2,233,857
Accrued interest receivable	926,452	926,452	-	-	926,452

Financial liabilities:
Deposits	$218,149,257	$220,324,033	$-	$-	$220,324,033
Accrued interest payable	101,963	101,963	-	-	101,963
Short term borrowings	2,677,177	2,677,177	-	-	2,677,177
Long term borrowings	25,111,111	26,019,437	-	-	26,019,437

F-9

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Disclosures about Fair Value of Financial Instruments, continued

	December 31, 2013
	Carrying	Estimated
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash and due from banks	$12,386,537	$12,386,537	$12,386,537	$-	$-
Certificates of deposit with banks	747,000	747,000	747,000	-	-
Investments securities available for sale	43,019,297	43,019,297	-	43,019,297	-
Loans, net	210,781,663	208,841,000	-	-	208,841,000
Federal Home Loan Bank Stock	1,164,500	1,164,500	-	-	1,164,500
Bank-owned life insurance	2,206,746	2,206,746	-	-	2,206,746
Accrued interest receivable	965,090	965,090	-	-	965,090

Financial liabilities:
Deposits	$225,688,947	$214,166,000	$-	$-	$214,166,000
Accrued interest payable	102,655	102,655	-	-	102,655
Short term borrowings	2,543,681	2,543,681	-	-	2,543,681
Long term borrowings	18,644,444	19,783,319	-	-	19,783,319

Note 4. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The price in the principal (or most advantageous) market used to measure the fair value of the asset or liability shall not be adjusted for transaction costs. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities; it is not a forced transaction. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact and (iv) willing to transact.

The valuation technique used must be consistent with the market approach, the income approach and/or the cost approach. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses valuation techniques to convert future amounts, such as cash flows or earnings, to a single present amount on a discounted basis. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset (replacement costs). Valuation techniques should be consistently applied. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy for valuation inputs gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

F-10

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Fair Value Measurement, continued

Fair Value Hierarchy

The Company groups assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. These levels are:

Level 1:  Valuation is based upon quoted prices for identical instruments traded in active markets.

Level 2:  Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

Level 3:  Valuation is generated from model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

The Company utilizes fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures.

Recurring Basis Measurements

The following tables set forth by level within the fair value hierarchy the Company’s assets and liabilities accounted for at fair value on a recurring basis as of June 30, 2014 and December 31, 2013. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels. Fair values of assets and liabilities measured on a recurring basis are as follows:

		Fair Value Measurements at
Description	Fair Value	(Level 1)	(Level 2)	(Level 3)
June 30, 2014
Investment securities available for sale:
Mortgage-backed securities	$12,476,738	$-	$12,476,738	$-
Municipals	15,035,851	-	15,035,851	-
Corporate securities	5,472,296	-	5,472,296	-
Structured agency securities	6,363,818	-	6,363,818	-

December 31, 2013
Investment securities available for sale:
Mortgage-backed securities	$12,405,454	$-	$12,405,454	$-
Municipals	15,481,711	-	15,481,711	-
Corporate securities	7,535,256	-	7,535,256	-
Structured agency securities	7,596,876	-	7,596,876	-

F-11

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Fair Value Measurement, continued

Recurring Basis Measurements, continued

The valuation methodologies used for assets recorded at fair value on a recurring basis are as follows.

Investment Securities Available for Sale

Investment securities available-for-sale are recorded at fair value on a recurring basis. Fair value measurement is based upon quoted and money prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security’s credit rating, prepayment assumptions and other factors such as credit loss assumptions. Level 1 securities include those traded on an active exchange, such as the New York Stock Exchange, U.S. Treasury securities that are traded by dealers or brokers in active over-the-counter markets market funds. Level 2 securities include mortgage-backed securities issued by government sponsored entities, municipal bonds, structured agency securities and corporate debt securities. Securities classified as Level 3 include asset-backed securities in less liquid markets.

Non-Recurring Basis Measurements

Fair values of assets measured on a nonrecurring basis are as follows:

		Fair Value Measurements at
Description	Fair Value	(Level 1)	(Level 2)	(Level 3)
June 30, 2014
Foreclosed real estate	$221,000	$-	$221,000	$-

December 31, 2013
Foreclosed real estate	$221,000	$-	$221,000	$-

There are no liabilities measured at fair value on a nonrecurring basis. The valuation methodologies used for assets recorded at fair value on a nonrecurring basis are as follows.

Impaired Loans

The Company does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. Loans for which it is probable that payment of interest and principal will not be made in accordance with the contractual terms of the loan agreement are considered impaired. Once a loan is identified as individually impaired, management measures impairment. The fair value of impaired loans is estimated using one of several methods, including collateral value, market price and discounted cash flows. Those impaired loans not requiring an allowance represent loans for which the fair value of the expected repayments or collateral exceed the recorded investments in such loans. At June 30, 2014 and December 31, 2013, all of the impaired loans were evaluated based on the fair value of the collateral. When the fair value of the collateral is based on an observable market price or a current appraised value, the Company records the impaired loan as nonrecurring Level 2. When an appraised value is not available or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Company records the impaired loan as nonrecurring Level 3.

At June 30, 2014, total impaired loans were $1,439,319, in which there were no partial charge offs or specific reserves to adjust to fair value. At December 31, 2013, total impaired loans were $1,312,043, in which there were no partial charge offs or specific reserves to adjust to fair value.

F-12

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Fair Value Measurement, continued

Non-Recurring Basis Measurements, continued

Foreclosed real estate

Foreclosed real estate balances are adjusted to fair value upon transfer of the loans to other real estate owned. Real estate acquired in settlement of loans is recorded initially at estimated fair value of the property less estimated selling costs at the date of foreclosure. The initial recorded value may be subsequently reduced by additional allowances, which are charged to earnings if the estimated fair value of the property less estimated selling costs declines below the initial recorded value. Fair value is based upon independent market prices, appraised values of the collateral or management’s estimation of the value of the collateral. When the fair value of the collateral is based on an observable market price or a current appraised value, the Bank records the foreclosed asset as nonrecurring Level 2. When an appraised value is not available or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Bank records the foreclosed real estate asset as nonrecurring Level 3.

For Level 3 assets and liabilities measured at fair value on a recurring or non-recurring basis as of June 30, 2014 and December 31, 2013, the significant unobservable inputs used in the fair value measurements were as follows:

				Significant		Significant
Level 3 Assets with Significant				Unobservable		Unobservable
Unobservable Inputs	Fair Value	Valuation Technique		Inputs		Input Value

June 30, 2014
Impaired Loans	$1,439,319	Discounted appraisals	(1)	Appraisal adjustments	(2)	5% to 15%

Foreclosed real estate	$221,000	Discounted appraisals	(1)	Appraisal adjustments	(2)	0% to 32%

(1)	Fair value is generally based on appraisals of the underlying collateral but is also based on discounted cash flows for some loans.
(2)	Appraisals may be adjusted by management for customized discounting criteria, estimated sales costs, and proprietary qualitative adjustments.

Impaired loans and foreclosed real estate classified as Level 3 are based on management’s judgment and estimation.

F-13

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 5. Employee and Director Benefit Plans

Stock Option Plans

During 2005 the Company adopted, with stockholder approval, a Nonstatutory Stock Option Plan (the “Director Plan”) and an Incentive Stock Option Plan (the “Employee Plan”). Each plan makes available options to purchase 222,095 shares of the Company’s common stock for an aggregate number of common shares reserved for options of 444,190, after adjusting for all stock splits. The options granted under the Director Plan vest immediately. The options granted under the Employee Plan vest over a three-year period with none vesting at the time of the grant. All unexercised options expire ten years after the date of grant. During 2008, the Company, with shareholder approval, amended and restated the 2005 Nonstatutory Stock Option Plan and the Incentive Stock Option Plan.

Also during 2008, the Company, with shareholder approval, adopted the 2008 Omnibus Stock Ownership and Long Term Incentive Plan (the “Omnibus Plan”). An aggregate of 224,149 shares of the Company’s common stock have been reserved for issuance under the terms of the Omnibus Plan pursuant to the grant of incentive stock options, non-qualified stock options, restricted stock grants, long term incentive compensation units and stock appreciation rights. As of December 31, 2013, there were 101,499 shares available for issuance under the Omnibus Plan. If the number of shares of common stock available for issuance under the Omnibus Plan falls below 2% of the total number of shares issued and outstanding as of the last day of each year, the number of shares available for issuance under the Omnibus Plan will be increased to 5% of the number of shares issued and outstanding.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option pricing model. The risk-free interest rate is based on the U.S. Treasury rate for the expected life at the time of grant. Due to the lack of trading history for the Company, volatility is based on the average volatility of the Company’s peer sector index. The expected life and forfeiture assumptions are based on historical data. Dividend yield is based on the yield at the time of the option grant.

A split-adjusted summary of the Company’s option plans as of and for the six months ended June 30, 2014 and year ended December 31, 2013 is as follows:

			Weighted
		Weighted	Average
		Average	Remaining
		Exercise	Contractual
	Shares	Price	Term
Outstanding December 31, 2012	273,117	$7.79	5.54 years
Granted	-	-
Exercised	(33,555)	7.66
Forfeited	-	-

Outstanding December 31, 2013	239,562	7.81	4.50 years
Granted	-	-
Exercised	(25,086)	7.95
Forfeited	(11,634)	7.51

Outstanding June 30, 2014	202,842	$7.81	4.09 years
Exercisable June 30, 2014	190,839	$7.75	3.83 years

F-14

Select Bancorp, Inc.

Notes to Consolidated Financial Statements (Unaudited)

Note 5. Employee and Director Benefit Plans, continued

Stock Option Plans, continued

For the six months ended June 30, 2014 and year ended December 31, 2013, the fair value of options that contractually vested amounted to $0 and $39,715, respectively. For the six months ended June 30, 2014, intrinsic value for the options exercised was $30,975. For the year ended December 31, 2013, intrinsic value for the options exercised was $41,432. Stock based compensation has been presented in the statement of cash flows as an adjustment to reconcile net income to net cash used by operating activities.

A summary of the status of the Company’s non-vested stock options as of June 30, 2014 and December 31, 2013, and changes during the periods then ended is presented below:

		Weighted
		average
		grant date
	Shares	fair value
Non-vested – December 31, 2012	34,402	$2.54
Granted	-	-
Vested	(16,563)	2.66
Forfeited	-	-
Non-vested – December 31, 2013	17,839	2.66
Granted	-	-
Vested	(2,866)	2.70
Forfeited	(2,970)	2.70
Non-vested – June 30, 2014	12,003	$2.64

Stock based compensation expense totaled $12,857 and $30,405 during the six months ended June 30, 2014 and the year 2013, respectively. All expense for these options is recognized in the period when services are provided.

F-15